Exhibit 32.2


                  OFFICER'S CERTIFICATE PURSUANT TO SECTION 906

         Pursuant to Section 906 of the  Sarbanes-Oxley Act of 2002 (subsections
 (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned Chief Accounting Officer of Integrated Security Systems, Inc. (the "Company"), does hereby certify, to such officer's knowledge, that:

         The annual report on Form 10-KSB for the period ended June 30, 2003 (the "Form 10-KSB") of the company fully complies with the requirements of
 Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in Form 10-KSB.


 Date:  October 14, 2003


 /s/ RICHARD B. POWELL
 ----------------------------
 Richard B. Powell,
 Principal Accounting Officer



         The foregoing certification is being furnished as an exhibit to the Form 10-KSB pursuant to Item 601(b)(32) of Regulation S-B and Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and, accordingly, is not being filed as part of the Form 10-KSB.